UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

Form 8-K
Current Report
_______________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

Park Sterling Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number: 001-35032

North Carolina	27-4107242
(State of incorporation)	(I.R.S. Employer Identification No.)

1043 E. Morehead Street, Suite 201,
Charlotte, NC	28201
(Address of principal executive offices)	(Zip Code)

(704) 716-2136
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2017, the board of directors of Park Sterling Corporation, a North Carolina corporation (“Park Sterling”), approved an amendment to Park Sterling’s Bylaws (the “Bylaw Amendment”) to add Section 7 of Article VIII, which requires that certain types of legal proceedings, including certain actions brought against the Company or its directors or officers, be brought in North Carolina courts. The amendment became effective immediately prior to the execution of the Merger Agreement (as defined below). The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On April 27, 2017, South State Corporation, a South Carolina corporation (“South State”), and Park Sterling issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of April 26, 2017, by and between South State and Park Sterling (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Park Sterling will merge with and into South State (the “Merger”), with South State as the surviving corporation in the Merger. The Merger Agreement provides that immediately following the Merger, Park Sterling’s wholly owned bank subsidiary, Park Sterling Bank, will merge with and into South State’s wholly owned bank subsidiary, South State Bank (the “Bank Merger”), with South State Bank as the surviving entity in the Bank Merger. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On April 27, 2017, the Company also provided supplemental information regarding the proposed transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment to Bylaws

99.1	Press Release, dated April 27, 2017

99.2	Investor Presentation, dated April 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK STERLING CORPORATION

By:	/s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer

Date: April 27, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amendment to Bylaws

99.1	Press Release, dated April 27, 2017

99.2	Investor Presentation, dated April 27, 2017